                                                              EXHIBIT 24



                             POWER OF ATTORNEY
                           ---------------------


        Know All Men By These Presents, that the undersigned Directors of Duracell International Inc. constitute and appoint G. Wade Lewis or Charles R. Perrin as their true and lawful attorneys-in-fact and agents, with full power of substitution, for him or and in his or her name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1996, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 27th day of September, 1996.


/s/  Arno A. Penzias                            /s/  Charles R. Perrin
- -------------------------                       -------------------------
     Arno A. Penzias                                 Charles R. Perrin


/s/  Earnest J. Edwards                         /s/ Paul E. Raether
- -------------------------                       -------------------------
     Earnest J. Edwards                              Paul E. Raether


/s/  C.Robert Kidder                            /s/  George R. Roberts
- -------------------------                       -------------------------
     C.Robert Kidder                                 George R. Roberts


/s/  Charles E. Kiernan
- -------------------------                       -------------------------
     Charles E. Kiernan                              Paula Stern


/s/  Henry R. Kravis                            /s/  Scott M. Stuart
- -------------------------                       -------------------------
     Henry R. Kravis                                 Scott M. Stuart


/s/  G. Wade Lewis                              /s/  William S. Shanahan
- -------------------------                       -------------------------
     G. Wade Lewis                                   William S. Shanahan